SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                 Amendment No. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                November 2, 2005

                            NUWAVE TECHNOLOGIES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      02-28606                 22-3387630
          --------                      --------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

109 North Post Oak Lane, Suite 422, Houston, Texas                      77024
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     (Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:               (713) 621-2737
                                                                  --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) Previous Independent Accountants

      (1) (i) Effective November 2, 2005, Nuwave Technologies, Inc. (the "Registrant") dismissed Weiser LLP ("Weiser") as its independent registered public accounting firm.

            (ii) Weiser's report on the Registrant's financial statements for the past two (2) fiscal years, which includes Weiser's sole report for the fiscal year ended December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein Weiser expressed substantial doubt about the Registrant's ability to continue as a going concern.

            (iii) The change of independent registered public accountants was approved by the Registrant's Board of Directors on November 2, 2005.

            (iv) During the Registrant's most recent two (2) fiscal years, which includes Weiser's sole report on the Registrant's financial statements for the fiscal year ended December 31, 2004, as well as the subsequent interim period through November 2, 2005, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            (v) During the Registrant's most recent two (2) fiscal years, which includes Weiser's sole report on the Registrant's financial statements for the fiscal year ended December 31, 2004, as well as the subsequent interim period through November 2, 2005, Weiser did not advise the Registrant of any of the matters identified in Item 304(a)(1)(iv)(B) of Regulation S-B.

            (vi) The Registrant has requested Weiser to furnish a letter addressed to the United States Securities & Exchange Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

      (b) New Independent Accountants

      On November 2, 2005, the Registrant engaged Thomas Leger & Co., L.L.P. ("Thomas Leger") as its independent registered public accounting firm to audit the Registrant's financial statements. The Registrant did not consult Thomas Leger on any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-B during the Registrant's two (2) most recent fiscal years or any subsequent interim period prior to engaging Thomas Leger.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description:

Exhibit         Description                                    Location
-------         -----------                                    --------
Exhibit 99.1    Letter dated November 9, 2005 from             Provided Herewith
                Weiser LLP.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2005                          NUWAVE TECHNOLOGIES, INC.


                                                By: /s/ Timothy J. Connolly
                                                    ----------------------------
                                                Name:  Timothy J. Connolly
                                                Title: Chief Executive Officer


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